Exhibit 99.1 Financial Supplement Third Quarter 2019 1Exhibit 99.1 Financial Supplement Third Quarter 2019 1

Table of Contents Page Consolidated Financial Highlights 3 Consolidated Statements of Operations (unaudited) 5 Consolidated Balance Sheets (unaudited) 6 Loans and Deposits 7 Average Balance Sheets 8 Average Annualized Yields and Rates 9 Segment Financial Highlights 10 Credit-Related Information: Nonperforming Assets 17 Charge-offs, Recoveries and Related Ratios 18 Summary of Changes in the Components of the Allowance for Credit Losses 20 Capital and Ratios 21 Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations 22 The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation.  It speaks only as of the particular date or dates included in the accompanying pages.  The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided.  Any forward-looking statements in this Financial Supplement are subject to the forward- looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings. 2Table of Contents Page Consolidated Financial Highlights 3 Consolidated Statements of Operations (unaudited) 5 Consolidated Balance Sheets (unaudited) 6 Loans and Deposits 7 Average Balance Sheets 8 Average Annualized Yields and Rates 9 Segment Financial Highlights 10 Credit-Related Information: Nonperforming Assets 17 Charge-offs, Recoveries and Related Ratios 18 Summary of Changes in the Components of the Allowance for Credit Losses 20 Capital and Ratios 21 Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations 22 The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward- looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings. 2

CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,			
						3Q19 Change						2019 Change	
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19		3Q18		2019	2018	2018	
						$/bps	%	$/bps	%			$/bps	%
SELECTED OPERATING DATA													
Total revenue	$1,638	$1,628	$1,588	$1,593	$1,564	$10	1%	$74	5%	$4,854	$4,535	$319	7%
Noninterest expense	973	951	937	951	910	22	2	63	7	2,861	2,668	193	7
Profit before provision for credit losses	665	677	651	642	654	(12)	(2)	11	2	1,993	1,867	126	7
Provision for credit losses	101	97	85	85	78	4	4	23	29	283	241	42	17
NET INCOME	449	453	439	465	443	(4)	(1)	6	1	1,341	1,256	85	7
Net income, Underlying[1]	453	458	443	474	450	(5)	(1)	3	1	1,354	1,263	91	7
Net income available to common stockholders	432	435	424	450	436	(3)	(1)	(4)	(1)	1,291	1,242	49	4
Net income available to common stockholders, Underlying[1]	436	440	428	459	443	(4)	(1)	(7)	(2)	1,304	1,249	55	4
PER COMMON SHARE DATA													
Basic earnings	$0.97	$0.95	$0.92	$0.96	$0.92	$0.02	2%	$0.05	5%	$2.84	$2.57	$0.27	11%
Diluted earnings	0.97	0.95	0.92	0.96	0.91	0.02	2	0.06	7	2.83	2.57	0.26	10
Basic earnings, Underlying[1]	0.98	0.96	0.93	0.98	0.93	0.02	2	0.05	5	2.87	2.59	0.28	11
Diluted earnings, Underlying[1]	0.98	0.96	0.93	0.98	0.93	0.02	2	0.05	5	2.86	2.58	0.28	11
Cash dividends declared and paid per common share	0.36	0.32	0.32	0.27	0.27	0.04	13	0.09	33	1.00	0.71	0.29	41
Book value per common share	46.67	45.61	44.24	42.87	41.62	1.06	2	5.05	12	46.67	41.62	5.05	12
Tangible book value per common share	31.48	30.88	29.60	28.73	27.66	0.60	2	3.82	14	31.48	27.66	3.82	14
Dividend payout ratio	37%	34%	35%	28%	29%	300 bps		800 bps		35%	28%	700 bps	
Dividend payout ratio, Underlying[1]	37	33	34	27	29	400 bps		800 bps		35	27	800 bps	
COMMON SHARES OUTSTANDING													
Average: Basic	445,703,987	458,154,335	460,713,172	467,338,825	475,957,526	(12,450,348)	(3%)	(30,253,539)	(6%)	454,802,186	482,691,884	(27,889,698)	(6%)
Diluted	447,134,595	459,304,224	462,520,680	469,103,134	477,599,917	(12,169,629)	(3)	(30,465,322)	(6)	456,218,755	484,250,843	(28,032,088)	(6)
Common shares at period-end	443,913,525	457,903,826	461,116,723	466,007,984	474,120,616	(13,990,301)	(3)	(30,207,091)	(6)	443,913,525	474,120,616	(30,207,091)	(6)
SHARE PRICE													
High	$38.06	$36.89	$37.73	$39.69	$41.76	$1.17	3%	($3.70)	(9%)	$38.06	$48.23	($10.17)	(21%)
Low	31.34	32.36	29.26	27.62	38.47	(1.02)	(3)	(7.13)	(19)	29.26	38.47	(9.21)	(24)
Close	35.37	35.36	32.50	29.73	38.57	0.01	—	(3.20)	(8)	35.37	38.57	(3.20)	(8)
Market capitalization	15,701	16,191	14,986	13,854	18,287	(490)	(3)	(2,586)	(14)	15,701	18,287	(2,586)	(14)
SEGMENT NET INCOME													
Consumer Banking	$251	$213	$202	$193	$207	$38	18%	$44	21%	$666	$574	$92	16%
Commercial Banking	196	216	227	241	234	(20)	(9)	(38)	(16)	639	686	(47)	(7)
Other	2	24	10	31	2	(22)	(92)	—	—	36	(4)	40	NM
NET INCOME	$449	$453	$439	$465	$443	($4)	(1%)	$6	1%	$1,341	$1,256	$85	7%

[1] These are non-GAAP financial measures. For further information on these measures, refer to "Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations" at the end of this document.

3

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,			
						3Q19 Change						2019 Change	
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19		3Q18		2019	2018	2018	
						$/bps	%	$/bps	%			$/bps	%
FINANCIAL RATIOS													
Net interest margin[1]	3.10%	3.20%	3.23%	3.23%	3.20%	(10) bps		(10) bps		3.18%	3.20%	(2) bps	
Net interest margin, FTE[2]	3.12	3.21	3.25	3.25	3.22	(9) bps		(10) bps		3.19	3.21	(2) bps	
Return on average common equity	8.35	8.54	8.62	9.16	8.82	(19) bps		(47) bps		8.50	8.44	6 bps	
Return on average common equity, Underlying[3]	8.45	8.63	8.71	9.33	8.96	(18) bps		(51) bps		8.59	8.48	11 bps	
Return on average tangible common equity	12.44	12.75	13.00	13.85	13.29	(31) bps		(85) bps		12.72	12.64	8 bps	
Return on average tangible common equity, Underlying[3]	12.58	12.89	13.12	14.11	13.50	(31) bps		(92) bps		12.86	12.71	15 bps	
Return on average total assets	1.10	1.13	1.11	1.17	1.13	(3) bps		(3) bps		1.11	1.09	2 bps	
Return on average total assets, Underlying[3]	1.11	1.14	1.12	1.19	1.15	(3) bps		(4) bps		1.12	1.10	2 bps	
Return on average total tangible assets	1.15	1.17	1.16	1.22	1.18	(2) bps		(3) bps		1.16	1.14	2 bps	
Return on average total tangible assets, Underlying[3]	1.16	1.19	1.17	1.24	1.20	(3) bps		(4) bps		1.17	1.15	2 bps	
Effective income tax rate	20.46	21.86	22.42	16.45	23.16	(140) bps		(270) bps		21.58	22.77	(119) bps	
Effective income tax rate, Underlying[3]	22.29	21.89	22.44	21.91	23.20	40 bps		(91) bps		22.20	22.78	(58) bps	
Efficiency ratio	59.40	58.41	59.00	59.69	58.20	99 bps		120 bps		58.94	58.84	10 bps	
Efficiency ratio, Underlying[3]	58.22	58.02	58.67	56.70	57.62	20 bps		60 bps		58.30	58.64	(34) bps	
Noninterest income as a % of total revenue	30%	28%	27%	26%	27%	200 bps		300 bps		29%	26%	300 bps	
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)													
CET1 capital ratio	10.3%	10.5%	10.5%	10.6%	10.8%								
Tier 1 capital ratio	11.1	11.3	11.3	11.3	11.2								
Total capital ratio	13.0	13.4	13.4	13.3	13.4								
Tier 1 leverage ratio	9.9	10.1	10.0	10.0	9.9								
SELECTED BALANCE SHEET DATA (PERIOD-END)													
Total assets	$164,362	$162,749	$161,342	$160,518	$158,598	$1,613	1%	$5,764	4%	$164,362	$158,598	$5,764	4%
Loans and leases:													
Commercial	56,733	56,963	57,689	56,783	55,405	(230)	—	1,328	2	56,733	55,405	1,328	2
Retail	61,147	59,875	59,926	59,877	59,315	1,272	2	1,832	3	61,147	59,315	1,832	3
Total loans and leases	117,880	116,838	117,615	116,660	114,720	1,042	1	3,160	3	117,880	114,720	3,160	3
Deposits	124,714	124,004	123,916	119,575	117,075	710	1	7,639	7	124,714	117,075	7,639	7
Long-term borrowed funds[4]	12,806	11,538	11,725	15,925	17,133	1,268	11	(4,327)	(25)	12,806	17,133	(4,327)	(25)
Total stockholders' equity	21,851	22,017	21,531	20,817	20,276	(166)	(1)	1,575	8	21,851	20,276	1,575	8
Loans-to-deposits ratio (period-end balances)	94.52%	94.22%	94.92%	97.56%	97.99%	30 bps		(347) bps		94.52%	97.99%	(347) bps	
Loans-to-deposits ratio (average balances)	94.62	95.64	97.70	98.41	97.38	(102) bps		(276) bps		95.96	97.78	(182) bps	
Full-time equivalent colleagues	18,116	18,207	18,078	18,140	18,332	(91)	—	(216)	(1)	18,116	18,332	(216)	(1)

[1] Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation.
[2] Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.
[3] These are non-GAAP financial measures. For further information on these measures, refer to "Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations" at the end of this document.
[4] Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.

4

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,			
						3Q19 Change						2019 Change	
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19		3Q18		2019	2018	2018	
						$	%	$	%			$	%
INTEREST INCOME													
Interest and fees on loans and leases	$1,356	$1,392	$1,381	$1,347	$1,287	($36)	(3%)	$69	5%	$4,129	$3,663	$466	13%
Interest and fees on loans held for sale	19	15	11	14	14	4	27	5	36	45	23	22	96
Interest and fees on other loans held for sale	2	2	4	1	2	—	—	—	—	8	9	(1)	(11)
Investment securities	153	164	166	172	167	(11)	(7)	(14)	(8)	483	500	(17)	(3)
Interest-bearing deposits in banks	8	7	8	8	7	1	14	1	14	23	21	2	10
Total interest income	**1,538**	**1,580**	**1,570**	**1,542**	**1,477**	(42)	(3)	61	4	**4,688**	**4,216**	472	11
INTEREST EXPENSE													
Deposits	297	308	287	245	214	(11)	(4)	83	39	892	540	352	65
Federal funds purchased and securities sold under agreements to repurchase	2	3	2	2	2	(1)	(33)	—	—	7	4	3	75
Other short-term borrowed funds[1]	—	1	—	2	4	(1)	(100)	(4)	(100)	1	7	(6)	(86)
Long-term borrowed funds[1]	94	102	121	121	109	(8)	(8)	(15)	(14)	317	305	12	4
Total interest expense	**393**	**414**	**410**	**370**	**329**	(21)	(5)	64	19	**1,217**	**856**	361	42
Net interest income	**1,145**	**1,166**	**1,160**	**1,172**	**1,148**	(21)	(2)	(3)	—	**3,471**	**3,360**	111	3
NONINTEREST INCOME													
Service charges and fees	128	126	123	131	131	2	2	(3)	(2)	377	382	(5)	(1)
Card fees	67	64	59	62	61	3	5	6	10	190	182	8	4
Capital markets fees	39	57	54	45	47	(18)	(32)	(8)	(17)	150	134	16	12
Trust and investment services fees	50	53	47	43	45	(3)	(6)	5	11	150	128	22	17
Mortgage banking fees	117	62	43	51	49	55	89	68	139	222	101	121	120
Letter of credit and loan fees	34	33	33	34	32	1	3	2	6	100	94	6	6
Foreign exchange and interest rate products	35	35	36	34	31	—	—	4	13	106	92	14	15
Securities gains, net	3	4	8	6	3	(1)	(25)	—	—	15	13	2	15
Other income	20	28	25	15	17	(8)	(29)	3	18	73	49	24	49
Total noninterest income	**493**	**462**	**428**	**421**	**416**	31	7	77	19	**1,383**	**1,175**	208	18
TOTAL REVENUE	**1,638**	**1,628**	**1,588**	**1,593**	**1,564**	10	1	74	5	**4,854**	**4,535**	319	7
Provision for credit losses	101	97	85	85	78	4	4	23	29	283	241	42	17
NONINTEREST EXPENSE													
Salaries and employee benefits	508	507	509	483	474	1	—	34	7	1,524	1,397	127	9
Equipment and software expense[2]	130	126	125	124	117	4	3	13	11	381	340	41	12
Outside services	128	118	110	135	107	10	8	21	20	356	312	44	14
Occupancy	80	82	83	92	81	(2)	(2)	(1)	(1)	245	241	4	2
Other operating expense	127	118	110	117	131	9	8	(4)	(3)	355	378	(23)	(6)
Total noninterest expense	**973**	**951**	**937**	**951**	**910**	22	2	63	7	**2,861**	**2,668**	193	7
Income before income tax expense	**564**	**580**	**566**	**557**	**576**	(16)	(3)	(12)	(2)	**1,710**	**1,626**	84	5
Income tax expense	115	127	127	92	133	(12)	(9)	(18)	(14)	369	370	(1)	—
Net income	**$449**	**$453**	**$439**	**$465**	**$443**	($4)	(1%)	$6	1%	**$1,341**	**$1,256**	$85	7%
Net income, Underlying[3]	**$453**	**$458**	**$443**	**$474**	**$450**	($5)	(1%)	$3	1%	**$1,354**	**$1,263**	$91	7%
Net income available to common stockholders	**$432**	**$435**	**$424**	**$450**	**$436**	($3)	(1%)	($4)	(1%)	**$1,291**	**$1,242**	$49	4%
Net income available to common stockholders, Underlying[3]	**$436**	**$440**	**$428**	**$459**	**$443**	($4)	(1%)	($7)	(2%)	**$1,304**	**$1,249**	$55	4%

[1] Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.

[2] Beginning in the first quarter of 2019, we combined our presentation of equipment expense and amortization of software into equipment and software expense. Prior periods have been adjusted to conform with the current period presentation.

[3] These are non-GAAP financial measures. For further information on these measures, refer to "Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations" at the end of this document.

5

CONSOLIDATED BALANCE SHEETS (unaudited)
(in millions)

PERIOD-END BALANCES	AS OF					SEPTEMBER 30, 2019 CHANGE			
	Sept 30, 2019	June 30, 2019	Mar 31, 2019	Dec 31, 2018	Sept 30, 2018	June 30, 2019		September 30, 2018	
						$	%	$	%
ASSETS									
Cash and due from banks	$1,638	$996	$923	$1,081	$976	$642	64%	$662	68%
Interest-bearing cash and due from banks	2,204	2,039	1,513	2,993	3,015	165	8	(811)	(27)
Interest-bearing deposits in banks	158	186	167	148	142	(28)	(15)	16	11
Debt securities available for sale, at fair value	21,502	21,698	21,504	19,895	20,152	(196)	(1)	1,350	7
Debt securities held to maturity	3,319	3,447	3,345	4,165	4,284	(128)	(4)	(965)	(23)
Equity securities, at fair value	47	47	198	181	175	—	—	(128)	(73)
Equity securities, at cost	734	706	604	834	874	28	4	(140)	(16)
Loans held for sale, at fair value	1,993	1,750	1,186	1,219	1,303	243	14	690	53
Other loans held for sale	22	455	66	101	27	(433)	(95)	(5)	(19)
Loans and leases	117,880	116,838	117,615	116,660	114,720	1,042	1	3,160	3
Less: Allowance for loan and lease losses	(1,263)	(1,227)	(1,245)	(1,242)	(1,242)	(36)	(3)	(21)	(2)
Net loans and leases	116,617	115,611	116,370	115,418	113,478	1,006	1	3,139	3
Derivative assets	1,027	833	465	317	173	194	23	854	NM
Premises and equipment	747	740	746	791	753	7	1	(6)	(1)
Bank-owned life insurance	1,720	1,711	1,705	1,698	1,687	9	1	33	2
Goodwill	7,044	7,040	7,040	6,923	6,946	4	—	98	1
Due from broker	257	249	92	—	—	8	3	257	100
Other assets	5,333	5,241	5,418	4,754	4,613	92	2	720	16
TOTAL ASSETS	$164,362	$162,749	$161,342	$160,518	$158,598	$1,613	1%	$5,764	4%
LIABILITIES AND STOCKHOLDERS' EQUITY									
LIABILITIES									
Deposits:									
Noninterest-bearing	$29,939	$28,192	$28,383	$29,458	$29,785	$1,747	6%	$154	1%
Interest-bearing	94,775	95,812	95,533	90,117	87,290	(1,037)	(1)	7,485	9
Total deposits	124,714	124,004	123,916	119,575	117,075	710	1	7,639	7
Federal funds purchased and securities sold under agreements to repurchase[1]	867	1,132	668	1,156	374	(265)	(23)	493	132
Other short-term borrowed funds[2]	210	309	11	161	512	(99)	(32)	(302)	(59)
Derivative liabilities	161	106	173	292	449	55	52	(288)	(64)
Deferred taxes, net	752	767	676	573	430	(15)	(2)	322	75
Long-term borrowed funds[2]	12,806	11,538	11,725	15,925	17,133	1,268	11	(4,327)	(25)
Due to broker	206	257	93	—	381	(51)	(20)	(175)	(46)
Other liabilities	2,795	2,619	2,549	2,019	1,968	176	7	827	42
TOTAL LIABILITIES	142,511	140,732	139,811	139,701	138,322	1,779	1	4,189	3
STOCKHOLDERS' EQUITY									
Preferred stock:									
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	1,133	1,133	1,132	840	543	—	—	590	109
Common stock:									
$0.01 par value, 1,000,000,000 shares authorized for each of the periods	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,876	18,860	18,847	18,815	18,816	16	—	60	—
Retained earnings	6,229	5,959	5,672	5,385	5,062	270	5	1,167	23
Treasury stock, at cost	(3,953)	(3,453)	(3,333)	(3,133)	(2,833)	(500)	(14)	(1,120)	(40)
Accumulated other comprehensive loss	(440)	(488)	(793)	(1,096)	(1,318)	48	10	878	67
TOTAL STOCKHOLDERS' EQUITY	21,851	22,017	21,531	20,817	20,276	(166)	(1)	1,575	8
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$164,362	$162,749	$161,342	$160,518	$158,598	$1,613	1%	$5,764	4%
Memo: Total tangible common equity	$13,976	$14,141	$13,649	$13,389	$13,117	($165)	(1%)	$859	7%

[1] Balances are net of certain short-term receivables associated with reverse repurchase agreements.

[2] Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.

6

LOANS AND DEPOSITS
(in millions)

PERIOD-END BALANCES	AS OF					SEPTEMBER 30, 2019 CHANGE			
	Sept 30, 2019	June 30, 2019	Mar 31, 2019	Dec 31, 2018	Sept 30, 2018	June 30, 2019		September 30, 2018	
						$	%	$	%
LOANS AND LEASES									
Commercial	$41,356	$41,156	$41,497	$40,857	$39,770	$200	—%	$1,586	4%
Commercial real estate	12,820	13,123	13,372	13,023	12,630	(303)	(2)	190	2
Leases	2,557	2,684	2,820	2,903	3,005	(127)	(5)	(448)	(15)
Total commercial loans and leases	56,733	56,963	57,689	56,783	55,405	(230)	—	1,328	2
Residential mortgages	19,699	19,192	19,174	18,978	18,493	507	3	1,206	7
Home equity loans	876	938	1,006	1,073	1,131	(62)	(7)	(255)	(23)
Home equity lines of credit	12,148	12,266	12,394	12,710	12,863	(118)	(1)	(715)	(6)
Home equity loans serviced by others[1]	318	348	375	399	429	(30)	(9)	(111)	(26)
Home equity lines of credit serviced by others[1]	81	88	95	104	114	(7)	(8)	(33)	(29)
Automobile	12,070	12,000	11,992	12,106	12,255	70	1	(185)	(2)
Education	9,729	9,305	9,274	8,900	8,712	424	5	1,017	12
Credit card	2,133	2,046	1,982	1,991	1,911	87	4	222	12
Other retail	4,093	3,692	3,634	3,616	3,407	401	11	686	20
Total retail loans	61,147	59,875	59,926	59,877	59,315	1,272	2	1,832	3
Total loans and leases	$117,880	$116,838	$117,615	$116,660	$114,720	$1,042	1%	$3,160	3%
Loans held for sale, at fair value	1,993	1,750	1,186	1,219	1,303	243	14	690	53
Other loans held for sale	22	455	66	101	27	(433)	(95)	(5)	(19)
Loans and leases and loans held for sale	$119,895	$119,043	$118,867	$117,980	$116,050	$852	1%	$3,845	3%
DEPOSITS									
Demand	$29,939	$28,192	$28,383	$29,458	$29,785	$1,747	6%	$154	1%
Checking with interest	24,403	25,021	23,482	23,067	22,323	(618)	(2)	2,080	9
Regular savings	13,479	13,495	13,239	12,007	10,523	(16)	—	2,956	28
Money market accounts	36,826	35,329	35,972	35,701	35,613	1,497	4	1,213	3
Term deposits	20,067	21,967	22,840	19,342	18,831	(1,900)	(9)	1,236	7
Total deposits	$124,714	$124,004	$123,916	$119,575	$117,075	$710	1%	$7,639	7%

[1] Our Serviced by Others ("SBO") portfolio consists of purchased loans and lines of credit that were originally serviced by others.

7

AVERAGE BALANCE SHEETS
(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,			
						3Q19 Change						2019 Change	
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19		3Q18		2019	2018	2018	
						$	%	$	%			$	%
ASSETS													
Interest-bearing cash and due from banks and deposits in banks	$1,474	$1,229	$1,497	$1,467	$1,604	$245	20%	($130)	(8%)	$1,400	$1,616	($216)	(13%)
Taxable investment securities	25,635	25,620	25,136	25,081	25,225	15	—	410	2	25,466	25,284	182	1
Non-taxable investment securities	5	5	5	5	6	—	—	(1)	(17)	5	6	(1)	(17)
Total investment securities	25,640	25,625	25,141	25,086	25,231	15	—	409	2	25,471	25,290	181	1
Investment securities and interest-bearing deposits	27,114	26,854	26,638	26,553	26,835	260	1	279	1	26,871	26,906	(35)	—
Commercial	41,476	41,755	41,562	40,472	39,592	(279)	(1)	1,884	5	41,597	38,990	2,607	7
Commercial real estate	12,892	13,379	13,272	12,900	12,656	(487)	(4)	236	2	13,179	12,096	1,083	9
Leases	2,615	2,745	2,873	2,938	3,028	(130)	(5)	(413)	(14)	2,744	3,071	(327)	(11)
Total commercial loans and leases	56,983	57,879	57,707	56,310	55,276	(896)	(2)	1,707	3	57,520	54,157	3,363	6
Residential mortgages	19,405	19,232	19,094	18,713	18,147	173	1	1,258	7	19,245	17,603	1,642	9
Home equity loans	906	971	1,039	1,101	1,168	(65)	(7)	(262)	(22)	971	1,253	(282)	(23)
Home equity lines of credit	12,182	12,332	12,552	12,790	12,925	(150)	(1)	(743)	(6)	12,354	13,129	(775)	(6)
Home equity loans serviced by others	330	359	385	411	444	(29)	(8)	(114)	(26)	358	481	(123)	(26)
Home equity lines of credit serviced by others	83	92	99	108	118	(9)	(10)	(35)	(30)	91	130	(39)	(30)
Automobile	12,036	11,984	12,070	12,179	12,379	52	—	(343)	(3)	12,030	12,681	(651)	(5)
Education	9,459	9,235	9,069	8,801	8,481	224	2	978	12	9,256	8,380	876	10
Credit cards	2,103	2,041	1,998	1,973	1,909	62	3	194	10	2,048	1,864	184	10
Other retail	3,770	3,658	3,636	3,507	3,124	112	3	646	21	3,688	2,980	708	24
Total retail loans	60,274	59,904	59,942	59,583	58,695	370	1	1,579	3	60,041	58,501	1,540	3
Total loans and leases	117,257	117,783	117,649	115,893	113,971	(526)	—	3,286	3	117,561	112,658	4,903	4
Loans held for sale, at fair value	1,970	1,528	1,035	1,245	1,228	442	29	742	60	1,514	709	805	114
Other loans held for sale	134	158	191	79	129	(24)	(15)	5	4	161	193	(32)	(17)
Total interest-earning assets	146,475	146,323	145,513	143,770	142,163	152	—	4,312	3	146,107	140,466	5,641	4
Allowance for loan and lease losses	(1,226)	(1,247)	(1,243)	(1,241)	(1,255)	21	2	29	2	(1,239)	(1,246)	7	1
Goodwill	7,044	7,040	7,018	6,946	6,926	4	—	118	2	7,034	6,900	134	2
Other noninterest-earning assets	9,817	9,373	9,127	8,257	7,790	444	5	2,027	26	9,442	7,362	2,080	28
TOTAL ASSETS	$162,110	$161,489	$160,415	$157,732	$155,624	$621	—%	$6,486	4%	$161,344	$153,482	$7,862	5%
LIABILITIES AND STOCKHOLDERS' EQUITY													
LIABILITIES													
Checking with interest	$23,422	$23,919	$22,987	$21,792	$21,780	($497)	(2%)	$1,642	8%	$23,444	$21,877	$1,567	7%
Money market accounts	37,161	35,228	35,209	35,929	36,593	1,933	5	568	2	35,873	36,689	(816)	(2)
Regular savings	13,442	13,324	12,626	11,220	10,198	118	1	3,244	32	13,134	9,907	3,227	33
Term deposits	20,951	22,292	21,127	19,000	18,764	(1,341)	(6)	2,187	12	21,456	17,710	3,746	21
Total interest-bearing deposits	94,976	94,763	91,949	87,941	87,335	213	—	7,641	9	93,907	86,183	7,724	9
Federal funds purchased and securities sold under agreements to repurchase[1]	487	818	640	821	643	(331)	(40)	(156)	(24)	648	598	50	8
Other short-term borrowed funds[2]	113	45	58	341	748	68	151	(635)	(85)	72	509	(437)	(86)
Long-term borrowed funds[2]	12,134	12,386	14,736	15,573	14,284	(252)	(2)	(2,150)	(15)	13,076	14,535	(1,459)	(10)
Total borrowed funds	12,734	13,249	15,434	16,735	15,675	(515)	(4)	(2,941)	(19)	13,796	15,642	(1,846)	(12)
Total interest-bearing liabilities	107,710	108,012	107,383	104,676	103,010	(302)	—	4,700	5	107,703	101,825	5,878	6
Total demand deposits	28,945	28,389	28,465	29,824	29,703	556	2	(758)	(3)	28,601	29,031	(430)	(1)
Other liabilities	3,789	3,536	3,584	2,948	2,769	253	7	1,020	37	3,637	2,551	1,086	43
TOTAL LIABILITIES	140,444	139,937	139,432	137,448	135,482	507	—	4,962	4	139,941	133,407	6,534	5
STOCKHOLDERS' EQUITY	21,666	21,552	20,983	20,284	20,142	114	1	1,524	8	21,403	20,075	1,328	7
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$162,110	$161,489	$160,415	$157,732	$155,624	$621	—%	$6,486	4%	$161,344	$153,482	$7,862	5%
Memo: Total loans and leases, including loans held for sale	$119,361	$119,469	$118,875	$117,217	$115,328	($108)	—%	$4,033	3%	$119,236	$113,560	$5,676	5%
Total deposits (interest-bearing and demand)	$123,921	$123,152	$120,414	$117,765	$117,038	$769	1%	$6,883	6%	$122,508	$115,214	$7,294	6%
Total average tangible common equity	$13,788	$13,670	$13,233	$12,907	$13,011	$118	1%	$777	6%	$13,566	$13,136	$430	3%

[1] Balances are net of certain short-term receivables associated with reverse repurchase agreements.

[2] Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.

8

AVERAGE ANNUALIZED YIELDS AND RATES
(in millions, except rates)

	QUARTERLY TRENDS										FOR THE NINE MONTHS ENDED SEPTEMBER 30,			
	3Q19		2Q19		1Q19		4Q18		3Q18		2019		2018	
	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense
INTEREST-EARNING ASSETS														
Interest-bearing cash and due from banks and deposits in banks	2.09%	$8	2.16%	$7	2.19%	$8	2.05%	$8	1.85%	$7	2.15%	$23	1.75%	$21
Taxable investment securities	2.38	153	2.56	164	2.64	166	2.73	172	2.65	167	2.53	483	2.64	500
Non-taxable investment securities	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—
Total investment securities	2.38	153	2.56	164	2.64	166	2.73	172	2.65	167	2.53	483	2.64	500
Investment securities and interest-bearing deposits		161		171		174		180		174		506		521
Commercial	4.17	442	4.45	471	4.43	460	4.25	440	4.14	419	4.35	1,373	3.99	1,181
Commercial real estate	4.70	155	4.91	166	4.98	165	4.77	157	4.56	147	4.86	486	4.36	400
Leases	2.85	19	2.89	19	2.85	21	2.81	20	2.74	21	2.86	59	2.68	62
Total commercial loans and leases	4.23	616	4.48	656	4.48	646	4.30	617	4.16	587	4.40	1,918	4.00	1,643
Residential mortgages	3.53	171	3.65	176	3.67	175	3.67	171	3.62	164	3.61	522	3.58	473
Home equity loans	6.21	14	6.01	14	6.05	16	6.09	17	5.93	18	6.09	44	5.86	55
Home equity lines of credit	5.08	156	5.15	158	5.13	159	4.91	158	4.66	152	5.12	473	4.42	434
Home equity loans serviced by others	8.48	7	7.67	7	7.75	7	7.48	8	7.45	8	7.95	21	7.33	26
Home equity lines of credit serviced by others	4.56	1	5.27	1	4.97	1	4.56	1	4.89	2	4.94	3	4.14	4
Automobile	4.25	129	4.19	125	4.04	120	3.90	119	3.74	117	4.16	374	3.60	342
Education	5.89	141	5.97	137	5.99	134	5.87	130	5.78	124	5.94	412	5.69	357
Credit cards	9.93	53	10.26	52	10.76	53	10.51	52	10.77	52	10.31	158	10.74	150
Other retail	7.25	68	7.11	66	7.83	70	8.17	74	8.10	63	7.39	204	8.06	179
Total retail loans	4.88	740	4.92	736	4.96	735	4.87	730	4.73	700	4.92	2,211	4.61	2,020
Total loans and leases	4.56	1,356	4.71	1,392	4.72	1,381	4.59	1,347	4.46	1,287	4.67	4,129	4.32	3,663
Loans held for sale, at fair value	3.71	19	3.93	15	4.35	11	4.59	14	4.49	14	3.92	45	4.27	23
Other loans held for sale	6.42	2	5.67	2	7.03	4	5.13	1	6.44	2	6.41	8	6.32	9
Total interest-earning assets	4.15	1,538	4.30	1,580	4.34	1,570	4.24	1,542	4.11	1,477	4.26	4,688	3.99	4,216
INTEREST-BEARING LIABILITIES														
Checking with interest	0.88	52	0.96	57	0.91	52	0.75	42	0.67	36	0.92	161	0.59	96
Money market accounts	1.24	116	1.30	114	1.26	110	1.14	104	1.03	95	1.27	340	0.87	239
Regular savings	0.59	20	0.62	21	0.56	17	0.35	10	0.12	3	0.59	58	0.07	5
Term deposits	2.05	109	2.09	116	2.08	108	1.88	89	1.68	80	2.07	333	1.51	200
Total interest-bearing deposits	1.24	297	1.30	308	1.27	287	1.10	245	0.98	214	1.27	892	0.84	540
Federal funds purchased and securities sold under agreements to repurchase[1]	1.19	2	1.76	3	1.24	2	1.27	2	0.93	2	1.45	7	0.78	4
Other short-term borrowed funds[2]	2.46	—	2.66	1	2.75	—	2.58	2	2.27	4	2.58	1	2.00	7
Long-term borrowed funds[2]	3.07	94	3.30	102	3.27	121	3.07	121	3.01	109	3.22	317	2.78	305
Total borrowed funds	3.00	96	3.20	106	3.18	123	2.98	125	2.90	115	3.13	325	2.68	316
Total interest-bearing liabilities	1.45	393	1.54	414	1.54	410	1.40	370	1.27	329	1.51	1,217	1.12	856
INTEREST RATE SPREAD	2.70		2.77		2.80		2.84		2.84		2.75		2.87	
NET INTEREST MARGIN AND NET INTEREST INCOME[3]	**3.10%**	$1,145	**3.20%**	$1,166	**3.23%**	$1,160	**3.23%**	$1,172	**3.20%**	$1,148	**3.18%**	$3,471	**3.20%**	$3,360
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[4]	**3.12%**	$1,150	**3.21%**	$1,172	**3.25%**	$1,166	**3.25%**	$1,177	**3.22%**	$1,154	**3.19%**	$3,488	**3.21%**	$3,377
Memo: Total deposit costs	0.95%	$297	1.00%	$308	0.97%	$287	0.82%	$245	0.73%	$214	0.97%	$892	0.63%	$540

[1] Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

[2] Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.

[3] Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation.

[4] Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

9

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING
(in millions, except ratio data)

	THIRD QUARTER 2019				SECOND QUARTER 2019				CHANGE	
									3Q19 from 2Q19	
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps	%
Net interest income	$799	$360	($14)	$1,145	$799	$371	($4)	$1,166	($21)	(2%)
Noninterest income	336	133	24	493	277	149	36	462	31	7
Total revenue	1,135	493	10	1,638	1,076	520	32	1,628	10	1
Noninterest expense	718	213	42	973	715	217	19	951	22	2
Profit (loss) before provision for credit losses	417	280	(32)	665	361	303	13	677	(12)	(2)
Provision for credit losses	83	27	(9)	101	78	25	(6)	97	4	4
Income (loss) before income tax expense (benefit)	334	253	(23)	564	283	278	19	580	(16)	(3)
Income tax expense (benefit)	83	57	(25)	115	70	62	(5)	127	(12)	(9)
Net income	$251	$196	$2	$449	$213	$216	$24	$453	($4)	(1%)
AVERAGE BALANCES										
Total assets	$66,365	$55,614	$40,131	$162,110	$65,485	$56,135	$39,869	$161,489	$621	—%
Total loans and leases[2]	63,553	53,814	1,994	119,361	62,678	54,653	2,138	119,469	(108)	—
Deposits	85,595	31,491	6,835	123,921	85,660	30,273	7,219	123,152	769	1
Interest-earning assets	63,605	54,087	28,783	146,475	62,731	54,950	28,642	146,323	152	—
KEY METRICS										
Net interest margin	4.99%	2.64%	NM	3.10%	5.11%	2.71%	NM	3.20%	(10) bps	
Efficiency ratio	63.28	43.35	NM	59.40	66.43	41.58	NM	58.41	99 bps	
Loans-to-deposits ratio (period-end balances)	73.61	163.62	NM	94.52	71.13	173.48	NM	94.22	30 bps	
Loans-to-deposits ratio (average balances)	72.11	170.01	NM	94.62	71.57	179.49	NM	95.64	(102) bps	
Return on average total tangible assets	1.50	1.40	NM	1.15	1.31	1.54	NM	1.17	(2) bps	

[1] Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2] Includes loans held for sale.

10

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED
(in millions, except ratio data)

	THIRD QUARTER 2019				THIRD QUARTER 2018				CHANGE	
									3Q19 from 3Q18	
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps	%
Net interest income	$799	$360	($14)	$1,145	$776	$380	($8)	$1,148	($3)	—%
Noninterest income	336	133	24	493	258	140	18	416	77	19
Total revenue	1,135	493	10	1,638	1,034	520	10	1,564	74	5
Noninterest expense	718	213	42	973	686	202	22	910	63	7
Profit (loss) before provision for credit losses	417	280	(32)	665	348	318	(12)	654	11	2
Provision for credit losses	83	27	(9)	101	71	14	(7)	78	23	29
Income (loss) before income tax expense (benefit)	334	253	(23)	564	277	304	(5)	576	(12)	(2)
Income tax expense (benefit)	83	57	(25)	115	70	70	(7)	133	(18)	(14)
Net income	$251	$196	$2	$449	$207	$234	$2	$443	$6	1%
AVERAGE BALANCES										
Total assets	$66,365	$55,614	$40,131	$162,110	$62,974	$52,871	$39,779	$155,624	$6,486	4%
Total loans and leases[2]	63,553	53,814	1,994	119,361	61,045	51,881	2,402	115,328	4,033	3
Deposits	85,595	31,491	6,835	123,921	78,128	31,224	7,686	117,038	6,883	6
Interest-earning assets	63,605	54,087	28,783	146,475	61,097	52,137	28,929	142,163	4,312	3
KEY METRICS										
Net interest margin[3]	4.99%	2.64%	NM	3.10%	5.04%	2.89%	NM	3.20%	(10) bps	
Efficiency ratio	63.28	43.35	NM	59.40	66.29	38.83	NM	58.20	120 bps	
Loans-to-deposits ratio (period-end balances)	73.61	163.62	NM	94.52	77.15	169.64	NM	97.99	(347) bps	
Loans-to-deposits ratio (average balances)	72.11	170.01	NM	94.62	76.79	165.17	NM	97.38	(276) bps	
Return on average total tangible assets	1.50	1.40	NM	1.15	1.31	1.75	NM	1.18	(3) bps	

[1] Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2] Includes loans held for sale.

[3] Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation.

11

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED
(in millions, except ratio data)

	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019				FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018				CHANGE	
									2019 from 2018	
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps	%
Net interest income	$2,386	$1,103	($18)	$3,471	$2,268	$1,113	($21)	$3,360	$111	3%
Noninterest income	860	432	91	1,383	708	405	62	1,175	208	18
Total revenue	3,246	1,535	73	4,854	2,976	1,518	41	4,535	319	7
Noninterest expense	2,133	639	89	2,861	2,000	610	58	2,668	193	7
Profit (loss) before provision for credit losses	1,113	896	(16)	1,993	976	908	(17)	1,867	126	7
Provision for credit losses	228	73	(18)	283	209	19	13	241	42	17
Income (loss) before income tax expense (benefit)	885	823	2	1,710	767	889	(30)	1,626	84	5
Income tax expense (benefit)	219	184	(34)	369	193	203	(26)	370	(1)	—
Net income (loss)	$666	$639	$36	$1,341	$574	$686	($4)	$1,256	$85	7%
AVERAGE BALANCES										
Total assets	$65,624	$55,793	$39,927	$161,344	$61,857	$51,820	$39,805	$153,482	$7,862	5%
Total loans and leases[2]	62,803	54,299	2,134	119,236	60,277	50,799	2,484	113,560	5,676	5
Deposits	84,619	30,535	7,354	122,508	76,992	30,736	7,486	115,214	7,294	6
Interest-earning assets	62,856	54,585	28,666	146,107	60,328	51,016	29,122	140,466	5,641	4
KEY METRICS										
Net interest margin[3]	5.08%	2.70%	NM	3.18%	5.03%	2.92%	NM	3.20%	(2) bps	
Efficiency ratio	65.71	41.65	NM	58.94	67.20	40.16	NM	58.84	10 bps	
Loans-to-deposits ratio (period-end balances)	73.61	163.62	NM	94.52	77.15	169.64	NM	97.99	(347) bps	
Loans-to-deposits ratio (average balances)	72.62	176.75	NM	95.96	77.59	164.08	NM	97.78	(182) bps	
Return on average total tangible assets	1.36	1.53	NM	1.16	1.24	1.77	NM	1.14	2 bps	

[1] Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.
[2] Includes loans held for sale.
[3] Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation.

12

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(in millions, except ratio data)

CONSUMER BANKING	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,			
						3Q19 Change						2019 Change	
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19		3Q18		2019	2018	2018	
						$/bps	%	$/bps	%			$/bps	%
Net interest income	$799	$799	$788	$796	$776	$—	—%	$23	3%	$2,386	$2,268	$118	5%
Noninterest income	336	277	247	265	258	59	21	78	30	860	708	152	21
Total revenue	1,135	1,076	1,035	1,061	1,034	59	5	101	10	3,246	2,976	270	9
Noninterest expense	718	715	700	723	686	3	—	32	5	2,133	2,000	133	7
Profit before provision for credit losses	417	361	335	338	348	56	16	69	20	1,113	976	137	14
Provision for credit losses	83	78	67	80	71	5	6	12	17	228	209	19	9
Income before income tax expense	334	283	268	258	277	51	18	57	21	885	767	118	15
Income tax expense	83	70	66	65	70	13	19	13	19	219	193	26	13
Net income	$251	$213	$202	$193	$207	$38	18%	$44	21%	$666	$574	$92	16%
AVERAGE BALANCES													
Total assets	$66,365	$65,485	$65,007	$64,187	$62,974	$880	1%	$3,391	5%	$65,624	$61,857	$3,767	6%
Total loans and leases[1]	63,553	62,678	62,163	61,920	61,045	875	1	2,508	4	62,803	60,277	2,526	4
Deposits	85,595	85,660	82,569	79,174	78,128	(65)	—	7,467	10	84,619	76,992	7,627	10
Interest-earning assets	63,605	62,731	62,216	61,975	61,097	874	1	2,508	4	62,856	60,328	2,528	4
KEY METRICS													
Net interest margin	4.99%	5.11%	5.14%	5.09%	5.04%	(12) bps		(5) bps		5.08%	5.03%	5 bps	
Efficiency ratio	63.28	66.43	67.62	68.22	66.29	(315) bps		(301) bps		65.71	67.20	(149) bps	
Loans-to-deposits ratio (period-end balances)	73.61	71.13	71.17	76.02	77.15	248 bps		(354) bps		73.61	77.15	(354) bps	
Loans-to-deposits ratio (average balances)	72.11	71.57	74.27	76.91	76.79	54 bps		(468) bps		72.62	77.59	(497) bps	
Return on average total tangible assets	1.50	1.31	1.26	1.19	1.31	19 bps		19 bps		1.36	1.24	12 bps	

[1] Includes loans held for sale.

13

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,			
						3Q19 Change						2019 Change	
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19		3Q18		2019	2018	2018	
						$/bps	%	$/bps	%			$/bps	%
MORTGAGE BANKING FEES													
Production revenue	$80	$49	$31	$28	$31	$31	63%	$49	158%	$160	$64	$96	150%
Mortgage servicing revenue	12	9	14	21	16	3	33	(4)	(25)	35	32	3	9
MSR valuation changes, net of hedge impact	25	4	(2)	2	2	21	NM	23	NM	27	5	22	NM
Total mortgage banking fees	$117	$62	$43	$51	$49	$55	89%	$68	139%	$222	$101	$121	120%
Gain on sale of secondary originations	1.40%	1.13%	1.28%	0.82%	0.96%	27 bps		44 bps		1.28%	1.30%	(2) bps	
RESIDENTIAL REAL ESTATE ORIGINATIONS													
Retail	$2,771	$2,115	$1,313	$1,693	$1,939	$656	31%	$832	43%	$6,199	$5,035	$1,164	23%
Third Party	5,080	3,921	2,260	2,880	2,178	1,159	30	2,902	133	11,261	2,178	9,083	NM
Total	$7,851	$6,036	$3,573	$4,573	$4,117	$1,815	30%	$3,734	91%	$17,460	$7,213	$10,247	142%
Originated for sale	80%	81%	81%	80%	74%	(100) bps		600 bps		80%	61%	1,900 bps	
Originated for investment	20	19	19	20	26	100 bps		(600) bps		20	39	(1,900) bps	
Total	100%	100%	100%	100%	100%					100%	100%		
MORTGAGE SERVICING INFORMATION (UPB)													
Loans serviced for others	$74,610	$72,518	$70,847	$69,593	$67,520	$2,092	3%	$7,090	11%	$74,610	$67,520	$7,090	11%
Owned loans serviced	19,969	19,258	18,437	18,298	17,709	711	4	2,260	13	19,969	17,709	2,260	13
Total	$94,579	$91,776	$89,284	$87,891	$85,229	$2,803	3%	$9,350	11%	$94,579	$85,229	$9,350	11%
MSR CARRYING VALUE													
MSR at fair value	$510	$531	$563	$600	$612	($21)	(4%)	($102)	(17%)	$510	$612	($102)	(17%)
MSR at lower of cost or market	177	189	212	221	219	(12)	(6)	(42)	(19)	177	219	(42)	(19)
Total	$687	$720	$775	$821	$831	($33)	(5%)	($144)	(17%)	$687	$831	($144)	(17%)

14

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(in millions, except ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,			
						3Q19 Change						2019 Change	
COMMERCIAL BANKING	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19		3Q18		2019	2018	2018	
						$/bps	%	$/bps	%			$/bps	%
Net interest income	$360	$371	$372	$384	$380	($11)	(3%)	($20)	(5%)	$1,103	$1,113	($10)	(1%)
Noninterest income	133	149	150	140	140	(16)	(11)	(7)	(5)	432	405	27	7
Total revenue	493	520	522	524	520	(27)	(5)	(27)	(5)	1,535	1,518	17	1
Noninterest expense	213	217	209	203	202	(4)	(2)	11	5	639	610	29	5
Profit before provision for credit losses	280	303	313	321	318	(23)	(8)	(38)	(12)	896	908	(12)	(1)
Provision for credit losses	27	25	21	7	14	2	8	13	93	73	19	54	NM
Income before income tax expense	253	278	292	314	304	(25)	(9)	(51)	(17)	823	889	(66)	(7)
Income tax expense	57	62	65	73	70	(5)	(8)	(13)	(19)	184	203	(19)	(9)
Net income	$196	$216	$227	$241	$234	($20)	(9%)	($38)	(16%)	$639	$686	($47)	(7%)
AVERAGE BALANCES													
Total assets	$55,614	$56,135	$55,630	$53,970	$52,871	($521)	(1%)	$2,743	5%	$55,793	$51,820	$3,973	8%
Total loans and leases[1]	53,814	54,653	54,436	52,963	51,881	(839)	(2)	1,933	4	54,299	50,799	3,500	7
Deposits	31,491	30,273	29,823	30,608	31,224	1,218	4	267	1	30,535	30,736	(201)	(1)
Interest-earning assets	54,087	54,950	54,724	53,221	52,137	(863)	(2)	1,950	4	54,585	51,016	3,569	7
KEY METRICS													
Net interest margin	2.64%	2.71%	2.76%	2.86%	2.89%	(7) bps		(25) bps		2.70%	2.92%	(22) bps	
Efficiency ratio	43.35	41.58	40.11	38.73	38.83	177 bps		452 bps		41.65	40.16	149 bps	
Loans-to-deposits ratio (period-end balances)	163.62	173.48	180.53	172.27	169.64	(986) bps		(602) bps		163.62	169.64	(602) bps	
Loans-to-deposits ratio (average balances)	170.01	179.49	181.23	172.07	165.17	(948) bps		484 bps		176.75	164.08	1,267 bps	
Return on average total tangible assets	1.40	1.54	1.66	1.78	1.75	(14) bps		(35) bps		1.53	1.77	(24) bps	

[1] Includes loans held for sale.

15

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(in millions)

OTHER[1]	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,			
						3Q19 Change						2019 Change	
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19		3Q18		2019	2018	2018	
						$	%	$	%			$	%
Net interest income	($14)	($4)	$—	($8)	($8)	($10)	(250%)	($6)	(75%)	($18)	($21)	$3	14%
Noninterest income	24	36	31	16	18	(12)	(33)	6	33	91	62	29	47
Total revenue	10	32	31	8	10	(22)	(69)	—	—	73	41	32	78
Noninterest expense	42	19	28	25	22	23	121	20	91	89	58	31	53
(Loss) profit before provision for credit losses	(32)	13	3	(17)	(12)	(45)	NM	(20)	(167)	(16)	(17)	1	6
Provision for credit losses	(9)	(6)	(3)	(2)	(7)	(3)	(50)	(2)	(29)	(18)	13	(31)	NM
(Loss) income before income tax benefit	(23)	19	6	(15)	(5)	(42)	NM	(18)	NM	2	(30)	32	NM
Income tax benefit	(25)	(5)	(4)	(46)	(7)	(20)	NM	(18)	NM	(34)	(26)	(8)	(31)
Net income (loss)	$2	$24	$10	$31	$2	($22)	(92%)	$—	—%	$36	($4)	$40	NM
AVERAGE BALANCES													
Total assets	$40,131	$39,869	$39,778	$39,575	$39,779	$262	1%	$352	1%	$39,927	$39,805	$122	—%
Total loans and leases[2]	1,994	2,138	2,276	2,334	2,402	(144)	(7)	(408)	(17)	2,134	2,484	(350)	(14)
Deposits	6,835	7,219	8,022	7,983	7,686	(384)	(5)	(851)	(11)	7,354	7,486	(132)	(2)
Interest-earning assets	28,783	28,642	28,573	28,574	28,929	141	—	(146)	(1)	28,666	29,122	(456)	(2)

[1] Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2] Includes loans held for sale.

16

CREDIT-RELATED INFORMATION
(in millions, except ratio data)

	AS OF					SEPTEMBER 30, 2019 CHANGE			
	Sept 30, 2019	June 30, 2019	Mar 31, 2019	Dec 31, 2018	Sept 30, 2018	June 30, 2019		Sept 30, 2018	
						$/bps	%	$/bps	%
NONPERFORMING ASSETS									
Commercial	$228	$198	$208	$194	$228	$30	15%	$—	—%
Commercial real estate	49	4	4	7	30	45	NM	19	63
Leases	4	17	—	—	—	(13)	(76)	4	100
Total commercial loans and leases	281	219	212	201	258	62	28	23	9
Residential mortgages	147	141	138	136	136	6	4	11	8
Home equity loans	36	38	42	50	53	(2)	(5)	(17)	(32)
Home equity lines of credit	184	210	217	231	221	(26)	(12)	(37)	(17)
Home equity loans serviced by others	14	16	15	17	19	(2)	(13)	(5)	(26)
Home equity lines of credit serviced by others	13	14	14	15	16	(1)	(7)	(3)	(19)
Automobile	69	62	70	81	67	7	11	2	3
Education	17	40	43	38	38	(23)	(58)	(21)	(55)
Credit card	21	20	22	20	17	1	5	4	24
Other retail	11	10	7	8	7	1	10	4	57
Total retail loans	512	551	568	596	574	(39)	(7)	(62)	(11)
Nonperforming loans and leases	793	770	780	797	832	23	3	(39)	(5)
Other nonperforming assets - Retail	40	32	34	34	31	8	25	9	29
Nonperforming assets	$833	$802	$814	$831	$863	$31	4%	($30)	(3%)
NONPERFORMING ASSETS BY PRODUCT									
Commercial	$281	$219	$212	$201	$258	$62	28%	$23	9%
Retail	552	583	602	630	605	(31)	(5)	(53)	(9)
Total nonperforming assets	$833	$802	$814	$831	$863	$31	4%	($30)	(3%)
ASSET QUALITY RATIOS									
Allowance for loan and lease losses to loans and leases	1.07%	1.05%	1.06%	1.06%	1.08%	2 bps		(1) bps	
Allowance for loan and lease losses to nonperforming loans and leases	159.32	159.43	159.68	155.99	149.29	(11)		NM	
Nonperforming loans and leases to loans and leases	0.67	0.66	0.66	0.68	0.73	1		(6)	
Nonperforming assets to total assets	0.51	0.49	0.50	0.52	0.54	2		(3)	

17

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,			
						3Q19 Change						2019 Change	
						2Q19		3Q18				2018	
	3Q19	2Q19	1Q19	4Q18	3Q18	$	%	$	%	2019	2018	$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS													
GROSS CHARGE-OFFS													
Commercial	$20	$40	$3	$17	$14	($20)	(50%)	$6	43%	$63	$31	$32	103%
Commercial real estate	10	—	20	—	4	10	100	6	150	30	4	26	NM
Leases	5	5	3	—	—	—	—	5	100	13	—	13	100
Total commercial loans and leases	35	45	26	17	18	(10)	(22)	17	94	106	35	71	203
Residential mortgages	2	2	2	2	2	—	—	—	—	6	6	—	—
Home equity loans	1	3	1	1	1	(2)	(67)	—	—	5	5	—	—
Home equity lines of credit	7	7	5	6	6	—	—	1	17	19	20	(1)	(5)
Home equity loans serviced by others	2	1	1	3	1	1	100	1	100	4	6	(2)	(33)
Home equity lines of credit serviced by others	1	—	—	1	1	1	100	—	—	1	3	(2)	(67)
Automobile	37	30	38	37	39	7	23	(2)	(5)	105	121	(16)	(13)
Education	18	18	16	17	17	—	—	1	6	52	51	1	2
Credit card	20	21	19	17	17	(1)	(5)	3	18	60	51	9	18
Other retail	36	29	30	30	25	7	24	11	44	95	65	30	46
Total retail loans	124	111	112	114	109	13	12	15	14	347	328	19	6
Total gross charge-offs	$159	$156	$138	$131	$127	$3	2%	$32	25%	$453	$363	$90	25%
GROSS RECOVERIES													
Commercial	$3	$12	$2	$6	$2	($9)	(75%)	$1	50%	$17	$9	$8	89%
Commercial real estate	—	—	—	3	—	—	—	—	—	—	1	(1)	(100)
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—
Total commercial loans and leases	3	12	2	9	2	(9)	(75)	1	50	17	10	7	70
Residential mortgages	1	2	5	1	1	(1)	(50)	—	—	8	4	4	100
Home equity loans	2	2	4	2	2	—	—	—	—	8	9	(1)	(11)
Home equity lines of credit	5	4	9	4	4	1	25	1	25	18	12	6	50
Home equity loans serviced by others	4	3	3	4	4	1	33	—	—	10	11	(1)	(9)
Home equity lines of credit serviced by others	1	1	1	2	2	—	—	(1)	(50)	3	5	(2)	(40)
Automobile	15	16	15	15	16	(1)	(6)	(1)	(6)	46	52	(6)	(12)
Education	4	4	4	4	4	—	—	—	—	12	12	—	—
Credit card	2	2	2	2	2	—	—	—	—	6	6	—	—
Other retail	9	4	4	3	4	5	125	5	125	17	10	7	70
Total retail loans	43	38	47	37	39	5	13	4	10	128	121	7	6
Total gross recoveries	$46	$50	$49	$46	$41	($4)	(8%)	$5	12%	$145	$131	$14	11%
NET CHARGE-OFFS (RECOVERIES)													
Commercial	$17	$28	$1	$11	$12	($11)	(39%)	$5	42%	$46	$22	$24	109%
Commercial real estate	10	—	20	(3)	4	10	100	6	150	30	3	27	NM
Leases	5	5	3	—	—	—	—	5	100	13	—	13	100
Total commercial loans and leases	32	33	24	8	16	(1)	(3)	16	100	89	25	64	NM
Residential mortgages	1	—	(3)	1	1	1	100	—	—	(2)	2	(4)	NM
Home equity loans	(1)	1	(3)	(1)	(1)	(2)	NM	—	—	(3)	(4)	1	25
Home equity lines of credit	2	3	(4)	2	2	(1)	(33)	—	—	1	8	(7)	(88)
Home equity loans serviced by others	(2)	(2)	(2)	(1)	(3)	—	—	1	33	(6)	(5)	(1)	(20)
Home equity lines of credit serviced by others	—	(1)	(1)	(1)	(1)	1	100	1	100	(2)	(2)	—	—
Automobile	22	14	23	22	23	8	57	(1)	(4)	59	69	(10)	(14)
Education	14	14	12	13	13	—	—	1	8	40	39	1	3
Credit card	18	19	17	15	15	(1)	(5)	3	20	54	45	9	20
Other retail	27	25	26	27	21	2	8	6	29	78	55	23	42
Total retail loans	81	73	65	77	70	8	11	11	16	219	207	12	6
Total net charge-offs (recoveries)	$113	$106	$89	$85	$86	$7	7%	$27	31%	$308	$232	$76	33%

18

CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except rates)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,			
						3Q19 Change						2019 Change	
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19		3Q18		2019	2018	2018	
						$/bps	%	$/bps	%			$/bps	%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES													
Commercial	0.16%	0.27%	0.01%	0.11%	0.13%	(11) bps		3 bps		0.15%	0.08%	7 bps	
Commercial real estate	0.31	—	0.62	(0.11)	0.11	31 bps		20 bps		0.30	0.04	26 bps	
Leases	0.80	0.72	0.42	—	—	8 bps		80 bps		0.64	—	64 bps	
Total commercial loans and leases	0.22	0.23	0.17	0.05	0.12	(1) bps		10 bps		0.21	0.06	15 bps	
Residential mortgages	0.01	0.01	(0.07)	0.01	0.02	— bps		(1) bps		(0.01)	0.01	(2) bps	
Home equity loans	(0.59)	0.33	(1.32)	(0.21)	(0.50)	(92) bps		(9) bps		(0.54)	(0.38)	(16) bps	
Home equity lines of credit	0.08	0.07	(0.11)	0.07	0.04	1 bps		4 bps		0.01	0.08	(7) bps	
Home equity loans serviced by others	(2.91)	(2.26)	(1.70)	(1.45)	(2.03)	(65) bps		(88) bps		(2.26)	(1.36)	(90) bps	
Home equity lines of credit serviced by others	(1.37)	(3.07)	(2.52)	(3.87)	(4.97)	170 bps		360 bps		(2.35)	(2.52)	17 bps	
Automobile	0.74	0.49	0.77	0.71	0.76	25 bps		(2) bps		0.67	0.73	(6) bps	
Education	0.58	0.62	0.51	0.59	0.61	(4) bps		(3) bps		0.57	0.62	(5) bps	
Credit card	3.35	3.71	3.33	3.09	3.06	(36) bps		29 bps		3.46	3.21	25 bps	
Other retail	2.93	2.78	2.91	3.07	2.64	15 bps		29 bps		2.87	2.46	41 bps	
Total retail loans	0.53	0.49	0.44	0.51	0.47	4 bps		6 bps		0.49	0.47	2 bps	
Total loans and leases	**0.38%**	**0.36%**	**0.31%**	**0.29%**	**0.30%**	2 bps		8 bps		**0.35%**	**0.27%**	8 bps	
Memo: Average loans													
Commercial	$41,476	$41,755	$41,562	$40,472	$39,592	($279)	(1%)	$1,884	5%	$41,597	$38,990	$2,607	7%
Commercial real estate	12,892	13,379	13,272	12,900	12,656	(487)	(4)	236	2	13,179	12,096	1,083	9
Leases	2,615	2,745	2,873	2,938	3,028	(130)	(5)	(413)	(14)	2,744	3,071	(327)	(11)
Total commercial loans and leases	56,983	57,879	57,707	56,310	55,276	(896)	(2)	1,707	3	57,520	54,157	3,363	6
Residential mortgages	19,405	19,232	19,094	18,713	18,147	173	1	1,258	7	19,245	17,603	1,642	9
Home equity loans	906	971	1,039	1,101	1,168	(65)	(7)	(262)	(22)	971	1,253	(282)	(23)
Home equity lines of credit	12,182	12,332	12,552	12,790	12,925	(150)	(1)	(743)	(6)	12,354	13,129	(775)	(6)
Home equity loans serviced by others	330	359	385	411	444	(29)	(8)	(114)	(26)	358	481	(123)	(26)
Home equity lines of credit serviced by others	83	92	99	108	118	(9)	(10)	(35)	(30)	91	130	(39)	(30)
Automobile	12,036	11,984	12,070	12,179	12,379	52	—	(343)	(3)	12,030	12,681	(651)	(5)
Education	9,459	9,235	9,069	8,801	8,481	224	2	978	12	9,256	8,380	876	10
Credit card	2,103	2,041	1,998	1,973	1,909	62	3	194	10	2,048	1,864	184	10
Other retail	3,770	3,658	3,636	3,507	3,124	112	3	646	21	3,688	2,980	708	24
Total retail loans	60,274	59,904	59,942	59,583	58,695	370	1	1,579	3	60,041	58,501	1,540	3
Total loans and leases	**$117,257**	**$117,783**	**$117,649**	**$115,893**	**$113,971**	($526)	—%	$3,286	3%	**$117,561**	**$112,658**	$4,903	4%

19

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,			
						3Q19 Change						2019 Change	
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19		3Q18		2019	2018	2018	
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES													
Allowance for loan and lease losses - beginning	$1,227	$1,245	$1,242	$1,242	$1,253	($18)	(1%)	($26)	(2%)	$1,242	$1,236	$6	—%
Charge-offs:													
Commercial	35	45	26	17	18	(10)	(22)	17	94	106	35	71	203
Retail	124	111	112	114	109	13	12	15	14	347	328	19	6
Total charge-offs	159	156	138	131	127	3	2	32	25	453	363	90	25
Recoveries:													
Commercial	3	12	2	9	2	(9)	(75)	1	50	17	10	7	70
Retail	43	38	47	37	39	5	13	4	10	128	121	7	6
Total recoveries	46	50	49	46	41	(4)	(8)	5	12	145	131	14	11
Net charge-offs	113	106	89	85	86	7	7	27	31	308	232	76	33
Provision for loan and lease losses:													
Commercial	64	22	25	(9)	8	42	191	56	NM	111	47	64	136
Retail	85	66	67	94	67	19	29	18	27	218	191	27	14
Total provision for loan and lease losses	149	88	92	85	75	61	69	74	99	329	238	91	38
Allowance for loan and lease losses - ending	$1,263	$1,227	$1,245	$1,242	$1,242	$36	3%	$21	2%	$1,263	$1,242	$21	2%
Reserve for unfunded lending commitments - beginning	$93	$84	$91	$91	$88	$9	11%	$5	6%	$91	$88	$3	3%
Provision for unfunded lending commitments	(48)	9	(7)	—	3	(57)	NM	(51)	NM	(46)	3	(49)	NM
Reserve for unfunded lending commitments - ending	$45	$93	$84	$91	$91	($48)	(52%)	($46)	(51%)	$45	$91	($46)	(51%)
Total allowance for credit losses - ending	$1,308	$1,320	$1,329	$1,333	$1,333	($12)	(1%)	($25)	(2%)	$1,308	$1,333	($25)	(2%)
Memo: Total allowance for credit losses by product													
Commercial	$757	$773	$775	$781	$798	($16)	(2%)	($41)	(5%)	$757	$798	($41)	(5%)
Retail	551	547	554	552	535	4	1	16	3	551	535	16	3
Total allowance for credit losses	$1,308	$1,320	$1,329	$1,333	$1,333	($12)	(1%)	($25)	(2%)	$1,308	$1,333	($25)	(2%)

20

CAPITAL AND RATIOS
(in millions, except ratio data)

	AS OF									FOR THE NINE MONTHS ENDED SEPTEMBER 30,			
						SEPTEMBER 30, 2019 CHANGE						2019 Change	
	Sept 30, 2019	June 30, 2019	Mar 31, 2019	Dec 31, 2018	Sept 30, 2018	June 30, 2019		Sept 30, 2018		2019	2018	2018	
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)													
CET1 capital	$14,416	$14,629	$14,442	$14,485	$14,435	($213)	(1%)	($19)	–%				
Tier 1 capital	15,549	15,762	15,574	15,325	14,978	(213)	(1)	571	4				
Total capital	18,237	18,582	18,403	18,157	17,810	(345)	(2)	427	2				
Risk-weighted assets	140,136	138,879	137,246	136,202	133,249	1,257	1	6,887	5				
Adjusted average assets[1]	156,355	155,956	155,171	153,026	150,717	399	–	5,638	4				
CET1 capital ratio	10.3%	10.5%	10.5%	10.6%	10.8%								
Tier 1 capital ratio	11.1	11.3	11.3	11.3	11.2								
Total capital ratio	13.0	13.4	13.4	13.3	13.4								
Tier 1 leverage ratio	9.9	10.1	10.0	10.0	9.9								
TANGIBLE COMMON EQUITY (PERIOD-END)													
Common stockholders' equity	$20,718	$20,884	$20,399	$19,977	$19,733	($166)	(1%)	$985	5%	$20,718	$19,733	$985	5%
Less: Goodwill	7,044	7,040	7,040	6,923	6,946	4	–	98	1	7,044	6,946	98	1
Less: Other intangible assets	71	74	80	31	33	(3)	(4)	38	115	71	33	38	115
Add: Deferred tax liabilities[2]	373	371	370	366	363	2	1	10	3	373	363	10	3
Total tangible common equity	$13,976	$14,141	$13,649	$13,389	$13,117	($165)	(1%)	$859	7%	$13,976	$13,117	$859	7%
TANGIBLE COMMON EQUITY (AVERAGE)													
Common stockholders' equity	$20,533	$20,420	$19,942	$19,521	$19,599	$113	1%	$934	5%	$20,300	$19,687	$613	3%
Less: Goodwill	7,044	7,040	7,018	6,946	6,926	4	–	118	2	7,034	6,900	134	2
Less: Other intangible assets	73	80	59	32	22	(7)	(9)	51	232	71	9	62	NM
Add: Deferred tax liabilities[2]	372	370	368	364	360	2	1	12	3	371	358	13	4
Total tangible common equity	$13,788	$13,670	$13,233	$12,907	$13,011	$118	1%	$777	6%	$13,566	$13,136	$430	3%
INTANGIBLE ASSETS (PERIOD-END)													
Goodwill	$7,044	$7,040	$7,040	$6,923	$6,946	$4	–%	$98	1%	$7,044	$6,946	$98	1%
Other intangible assets	71	74	80	31	33	(3)	(4)	38	115	71	33	38	115
Total intangible assets	$7,115	$7,114	$7,120	$6,954	$6,979	$1	–%	$136	2%	$7,115	$6,979	$136	2%

[1] Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.

[2] Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

21

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (in millions, except share, per-share and ratio data) Key Performance Metrics: Our Management uses certain key performance metrics (KPMs) to gauge our progress against strategic and operational goals, as well as to compare our performance against peers. The KPMs are referred to in our Registration Statements on Form S-1 and our external financial reports filed with the Securities and Exchange Commission. The KPMs include: • Return on average tangible common equity (ROTCE); • Return on average total tangible assets (ROTA); • Efficiency ratio; • Operating leverage; and • Common equity tier 1 capital ratio. Established targets for the KPMs are based on Management-reporting results which are currently referred to by the Company as “Underlying” results. In historical periods, these results may have been referred to as “Adjusted” or “Adjusted/Underlying” results. We believe that Underlying results, which exclude notable items, provide the best representation of our underlying financial progress toward the KPMs as the results exclude items that our Management does not consider indicative of our on-going financial performance. We have consistently shown investors our KPMs on a Management-reporting basis since our initial public offering in September of 2014. KPMs that reflect Underlying results are considered non-GAAP financial measures. Non-GAAP Financial Measures This document contains non-GAAP financial measures denoted as Underlying results. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP. 22KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (in millions, except share, per-share and ratio data) Key Performance Metrics: Our Management uses certain key performance metrics (KPMs) to gauge our progress against strategic and operational goals, as well as to compare our performance against peers. The KPMs are referred to in our Registration Statements on Form S-1 and our external financial reports filed with the Securities and Exchange Commission. The KPMs include: • Return on average tangible common equity (ROTCE); • Return on average total tangible assets (ROTA); • Efficiency ratio; • Operating leverage; and • Common equity tier 1 capital ratio. Established targets for the KPMs are based on Management-reporting results which are currently referred to by the Company as “Underlying” results. In historical periods, these results may have been referred to as “Adjusted” or “Adjusted/Underlying” results. We believe that Underlying results, which exclude notable items, provide the best representation of our underlying financial progress toward the KPMs as the results exclude items that our Management does not consider indicative of our on-going financial performance. We have consistently shown investors our KPMs on a Management-reporting basis since our initial public offering in September of 2014. KPMs that reflect Underlying results are considered non-GAAP financial measures. Non-GAAP Financial Measures This document contains non-GAAP financial measures denoted as Underlying results. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP. 22

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,			
							3Q19 Change						2019 Change	
							2Q19		3Q18				2018	
		3Q19	2Q19	1Q19	4Q18	3Q18	$	%	$	%	2019	2018	$	%
Noninterest income, Underlying:														
Noninterest income (GAAP)		$493	$462	$428	$421	$416	$31	7%	$77	19%	$1,383	$1,175	$208	18%
Less: Notable items		—	—	—	(5)	—	—	—	—	—	—	—	—	—
Noninterest income, Underlying (non-GAAP)		$493	$462	$428	$426	$416	$31	7%	$77	19%	$1,383	$1,175	$208	18%
Total revenue, Underlying:														
Total revenue (GAAP)	A	$1,638	$1,628	$1,588	$1,593	$1,564	$10	1%	$74	5%	$4,854	$4,535	$319	7%
Less: Notable items		—	—	—	(5)	—	—	—	—	—	—	—	—	—
Total revenue, Underlying (non-GAAP)	B	$1,638	$1,628	$1,588	$1,598	$1,564	$10	1%	$74	5%	$4,854	$4,535	$319	7%
Noninterest expense, Underlying:														
Noninterest expense (GAAP)	C	$973	$951	$937	$951	$910	$22	2%	$63	7%	$2,861	$2,668	$193	7%
Less: Notable items		19	7	5	45	9	12	171	10	111	31	9	22	244
Noninterest expense, Underlying (non-GAAP)	D	$954	$944	$932	$906	$901	$10	1%	$53	6%	$2,830	$2,659	$171	6%
Pre-provision profit:														
Total revenue (GAAP)	A	$1,638	$1,628	$1,588	$1,593	$1,564	$10	1%	$74	5%	$4,854	$4,535	$319	7%
Less: Noninterest expense (GAAP)	C	973	951	937	951	910	22	2	63	7	2,861	2,668	193	7
Pre-provision profit (GAAP)		$665	$677	$651	$642	$654	($12)	(2%)	$11	2%	$1,993	$1,867	$126	7%
Pre-provision profit, Underlying:														
Total revenue, Underlying (non-GAAP)	B	$1,638	$1,628	$1,588	$1,598	$1,564	$10	1%	$74	5%	$4,854	$4,535	$319	7%
Less: Noninterest expense, Underlying (non-GAAP)	D	954	944	932	906	901	10	1	53	6	2,830	2,659	171	6
Pre-provision profit, Underlying (non-GAAP)		$684	$684	$656	$692	$663	$—	—%	$21	3%	$2,024	$1,876	$148	8%
Income before income tax expense, Underlying:														
Income before income tax expense (GAAP)	E	$564	$580	$566	$557	$576	($16)	(3%)	($12)	(2%)	$1,710	$1,626	$84	5%
Less: Income (expense) before income tax expense (benefit) related to notable items		(19)	(7)	(5)	(50)	(9)	(12)	(171)	(10)	(111)	(31)	(9)	(22)	(244)
Income before income tax expense, Underlying (non-GAAP)	F	$583	$587	$571	$607	$585	($4)	(1%)	($2)	—%	$1,741	$1,635	$106	6%
Income tax expense, Underlying:														
Income tax expense (benefit) (GAAP)	G	$115	$127	$127	$92	$133	($12)	(9%)	($18)	(14%)	$369	$370	($1)	—%
Less: Income tax expense (benefit) related to notable items		(15)	(2)	(1)	(41)	(2)	(13)	NM	(13)	NM	(18)	(2)	(16)	NM
Income tax expense, Underlying (non-GAAP)	H	$130	$129	$128	$133	$135	$1	1%	($5)	(4%)	$387	$372	$15	4%
Net income, Underlying:														
Net income (GAAP)	I	$449	$453	$439	$465	$443	($4)	(1%)	$6	1%	$1,341	$1,256	$85	7%
Add: Notable items, net of income tax expense (benefit)		4	5	4	9	7	(1)	(20)	(3)	(43)	13	7	6	86
Net income, Underlying (non-GAAP)	J	$453	$458	$443	$474	$450	($5)	(1%)	$3	1%	$1,354	$1,263	$91	7%
Net income available to common stockholders, Underlying:														
Net income available to common stockholders (GAAP)	K	$432	$435	$424	$450	$436	($3)	(1%)	($4)	(1%)	$1,291	$1,242	$49	4%
Add: Notable items, net of income tax expense (benefit)		4	5	4	9	7	(1)	(20)	(3)	(43)	13	7	6	86
Net income available to common stockholders, Underlying (non-GAAP)	L	$436	$440	$428	$459	$443	($4)	(1%)	($7)	(2%)	$1,304	$1,249	$55	4%

23

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,			
							3Q19 Change						2019 Change	
		3Q19	2Q19	1Q19	4Q18	3Q18	2Q19		3Q18		2019	2018	2018	
							$/bps	%	$/bps	%			$/bps	%
Operating leverage:														
Total revenue (GAAP)	A	$1,638	$1,628	$1,588	$1,593	$1,564	$10	0.68%	$74	4.72%	$4,854	$4,535	$319	7.03%
Less: Noninterest expense (GAAP)	C	973	951	937	951	910	22	2.39	63	6.88	2,861	2,668	193	7.21
Operating leverage								(1.71%)		(2.16%)				(0.18%)
Operating leverage, Underlying:														
Total revenue, Underlying (non-GAAP)	B	$1,638	$1,628	$1,588	$1,598	$1,564	$10	0.68%	$74	4.70%	$4,854	$4,535	$319	7.03%
Less: Noninterest expense, Underlying (non-GAAP)	D	954	944	932	906	901	10	1.03	53	5.78	2,830	2,659	171	6.41
Operating leverage, Underlying (non-GAAP)								(0.35%)		(1.08%)				0.62%
Efficiency ratio and efficiency ratio, Underlying:														
Efficiency ratio	C/A	59.40%	58.41%	59.00%	59.69%	58.20%	99 bps		120 bps		58.94%	58.84%	10 bps	
Efficiency ratio, Underlying (non-GAAP)	D/B	58.22	58.02	58.67	56.70	57.62	20 bps		60 bps		58.30	58.64	(34) bps	
Effective income tax rate and effective income tax rate, Underlying:														
Effective income tax rate	G/E	20.46%	21.86%	22.42%	16.45%	23.16%	(140) bps		(270) bps		21.58%	22.77%	(119) bps	
Effective income tax rate, Underlying (non-GAAP)	H/F	22.29	21.89	22.44	21.91	23.20	40 bps		(91) bps		22.20	22.78	(58) bps	
Return on average common equity and return on average common equity, Underlying:														
Average common equity (GAAP)	M	$20,533	$20,420	$19,942	$19,521	$19,599	$113	1%	$934	5%	$20,300	$19,687	$613	3%
Return on average common equity	K/M	8.35%	8.54%	8.62%	9.16%	8.82%	(19) bps		(47) bps		8.50%	8.44%	6 bps	
Return on average common equity, Underlying (non-GAAP)	L/M	8.45	8.63	8.71	9.33	8.96	(18) bps		(51) bps		8.59	8.48	11 bps	
Return on average tangible common equity and return on average tangible common equity, Underlying:														
Average common equity (GAAP)	M	$20,533	$20,420	$19,942	$19,521	$19,599	$113	1%	$934	5%	$20,300	$19,687	$613	3%
Less: Average goodwill (GAAP)		7,044	7,040	7,018	6,946	6,926	4	—	118	2	7,034	6,900	134	2
Less: Average other intangibles (GAAP)		73	80	59	32	22	(7)	(9)	51	232	71	9	62	NM
Add: Average deferred tax liabilities related to goodwill (GAAP)		372	370	368	364	360	2	1	12	3	371	358	13	4
Average tangible common equity	N	$13,788	$13,670	$13,233	$12,907	$13,011	$118	1%	$777	6%	$13,566	$13,136	$430	3%
Return on average tangible common equity	K/N	12.44%	12.75%	13.00%	13.85%	13.29%	(31) bps		(85) bps		12.72%	12.64%	8 bps	
Return on average tangible common equity, Underlying (non-GAAP)	L/N	12.58	12.89	13.12	14.11	13.50	(31) bps		(92) bps		12.86	12.71	15 bps	
Return on average total assets and return on average total assets, Underlying:														
Average total assets (GAAP)	O	$162,110	$161,489	$160,415	$157,732	$155,624	$621	—%	$6,486	4%	$161,344	$153,482	$7,862	5%
Return on average total assets	I/O	1.10%	1.13%	1.11%	1.17%	1.13%	(3) bps		(3) bps		1.11%	1.09%	2 bps	
Return on average total assets, Underlying (non-GAAP)	J/O	1.11	1.14	1.12	1.19	1.15	(3) bps		(4) bps		1.12	1.10	2 bps	
Return on average total tangible assets and return on average total tangible assets, Underlying:														
Average total assets (GAAP)	O	$162,110	$161,489	$160,415	$157,732	$155,624	$621	—%	$6,486	4%	$161,344	$153,482	$7,862	5%
Less: Average goodwill (GAAP)		7,044	7,040	7,018	6,946	6,926	4	—	118	2	7,034	6,900	134	2
Less: Average other intangibles (GAAP)		73	80	59	32	22	(7)	(9)	51	232	71	9	62	NM
Add: Average deferred tax liabilities related to goodwill (GAAP)		372	370	368	364	360	2	1	12	3	371	358	13	4
Average tangible assets	P	$155,365	$154,739	$153,706	$151,118	$149,036	$626	—%	$6,329	4%	$154,610	$146,931	$7,679	5%
Return on average total tangible assets	I/P	1.15%	1.17%	1.16%	1.22%	1.18%	(2) bps		(3) bps		1.16%	1.14%	2 bps	
Return on average total tangible assets, Underlying (non-GAAP)	J/P	1.16	1.19	1.17	1.24	1.20	(3) bps		(4) bps		1.17	1.15	2 bps	

24

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,			
							3Q19 Change						2019 Change	
		3Q19	2Q19	1Q19	4Q18	3Q18	2Q19		3Q18		2019	2018	2018	
							$/bps	%	$/bps	%			$/bps	%
Tangible book value per common share:														
Common shares - at period-end (GAAP)	Q	443,913,525	457,903,826	461,116,723	466,007,984	474,120,616	(13,990,301)	(3%)	(30,207,091)	(6%)	443,913,525	474,120,616	(30,207,091)	(6%)
Common stockholders' equity (GAAP)		$20,718	$20,884	$20,399	$19,977	$19,733	($166)	(1)	$985	5	$20,718	$19,733	$985	5
Less: Goodwill (GAAP)		7,044	7,040	7,040	6,923	6,946	4	—	98	1	7,044	6,946	98	1
Less: Other intangible assets (GAAP)		71	74	80	31	33	(3)	(4)	38	115	71	33	38	115
Add: Deferred tax liabilities related to goodwill (GAAP)		373	371	370	366	363	2	1	10	3	373	363	10	3
Tangible common equity	R	$13,976	$14,141	$13,649	$13,389	$13,117	($165)	(1%)	$859	7%	$13,976	$13,117	$859	7%
Tangible book value per common share	R/Q	$31.48	$30.88	$29.60	$28.73	$27.66	$0.60	2%	$3.82	14%	$31.48	$27.66	$3.82	14%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:														
Average common shares outstanding - basic (GAAP)	S	445,703,987	458,154,335	460,713,172	467,338,825	475,957,526	(12,450,348)	(3%)	(30,253,539)	(6%)	454,802,186	482,691,884	(27,889,698)	(6%)
Average common shares outstanding - diluted (GAAP)	T	447,134,595	459,304,224	462,520,680	469,103,134	477,599,917	(12,169,629)	(3)	(30,465,322)	(6)	456,218,755	484,250,843	(28,032,088)	(6)
Net income per average common share - basic (GAAP)	K/S	$0.97	$0.95	$0.92	$0.96	$0.92	$0.02	2	$0.05	5	$2.84	$2.57	$0.27	11
Net income per average common share - diluted (GAAP)	K/T	0.97	0.95	0.92	0.96	0.91	0.02	2	0.06	7	2.83	2.57	0.26	10
Net income per average common share - basic, Underlying (non-GAAP)	L/S	0.98	0.96	0.93	0.98	0.93	0.02	2	0.05	5	2.87	2.59	0.28	11
Net income per average common share - diluted, Underlying (non-GAAP)	L/T	0.98	0.96	0.93	0.98	0.93	0.02	2	0.05	5	2.86	2.58	0.28	11
Dividend payout ratio and dividend payout ratio, Underlying:														
Cash dividends declared and paid per common share	U	$0.36	$0.32	$0.32	$0.27	$0.27	$0.04	13%	$0.09	33%	$1.00	$0.71	$0.29	41%
Dividend payout ratio	U/(K/S)	37%	34%	35%	28%	29%	300 bps		800 bps		35%	28%	700 bps	
Dividend payout ratio, Underlying (non-GAAP)	U/(L/S)	37	33	34	27	29	400 bps		800 bps		35	27	800 bps	

25

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,			
						3Q19 Change						2019 Change	
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19		3Q18		2019	2018	2018	
						$	%	$	%			$/bps	%
Mortgage banking fees, Underlying:													
Mortgage banking fees (GAAP)	$117	$62	$43	$51	$49	$55	89%	$68	139%	$222	$101	$121	120%
Less: Notable items	—	—	—	(4)	—	—	—	—	—	—	—	—	—
Mortgage banking fees, Underlying (non-GAAP)	$117	$62	$43	$55	$49	$55	89%	$68	139%	$222	$101	$121	120%
Other income, Underlying:													
Other income (GAAP)	$20	$28	$25	$15	$17	($8)	(29%)	$3	18%	$73	$49	$24	49%
Less: Notable items	—	—	—	(1)	—	—	—	—	—	—	—	—	—
Other income, Underlying (non-GAAP)	$20	$28	$25	$16	$17	($8)	(29%)	$3	18%	$73	$49	$24	49%
Salaries and employee benefits, Underlying:													
Salaries and employee benefits (GAAP)	$508	$507	$509	$483	$474	$1	—%	$34	7%	$1,524	$1,397	$127	9%
Less: Notable items	5	2	1	6	5	3	150	—	—	8	5	3	60
Salaries and employee benefits, Underlying (non-GAAP)	$503	$505	$508	$477	$469	($2)	—%	$34	7%	$1,516	$1,392	$124	9%
Equipment and software expense, Underlying[1]:													
Equipment and software expense[1] (GAAP)	$130	$126	$125	$124	$117	$4	3%	$13	11%	$381	$340	$41	12%
Less: Notable items	—	—	—	3	—	—	—	—	—	—	—	—	—
Equipment and software expense, Underlying[1] (non-GAAP)	$130	$126	$125	$121	$117	$4	3%	$13	11%	$381	$340	$41	12%
Outside services, Underlying:													
Outside services (GAAP)	$128	$118	$110	$135	$107	$10	8%	$21	20%	$356	$312	$44	14%
Less: Notable items	14	5	4	19	1	9	180	13	NM	23	1	22	NM
Outside services, Underlying (non-GAAP)	$114	$113	$106	$116	$106	$1	1%	$8	8%	$333	$311	$22	7%
Occupancy, Underlying:													
Occupancy (GAAP)	$80	$82	$83	$92	$81	($2)	(2%)	($1)	(1%)	$245	$241	$4	2%
Less: Notable items	—	—	—	16	—	—	—	—	—	—	—	—	—
Occupancy, Underlying (non-GAAP)	$80	$82	$83	$76	$81	($2)	(2%)	($1)	(1%)	$245	$241	$4	2%
Other operating expense, Underlying:													
Other operating expense (GAAP)	$127	$118	$110	$117	$131	$9	8%	($4)	(3%)	$355	$378	($23)	(6%)
Less: Notable items	—	—	—	1	3	—	—	(3)	(100)	—	3	(3)	(100)
Other operating expense, Underlying (non-GAAP)	$127	$118	$110	$116	$128	$9	8%	($1)	(1%)	$355	$375	($20)	(5%)

[1] Beginning in the first quarter of 2019, we combined our presentation of equipment expense and amortization of software into equipment and software expense. Prior periods have been adjusted to conform with the current period presentation.

26

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS
(in millions, except ratio data)

		THIRD QUARTER 2019				SECOND QUARTER 2019				FIRST QUARTER 2019			
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:													
Net income	A	$251	$196	$2	$449	$213	$216	$24	$453	$202	$227	$10	$439
Less: Preferred stock dividends		—	—	17	17	—	—	18	18	—	—	15	15
Net income (loss) available to common stockholders	B	$251	$196	($15)	$432	$213	$216	$6	$435	$202	$227	($5)	$424
Return on average total tangible assets:													
Average total assets (GAAP)		$66,365	$55,614	$40,131	$162,110	$65,485	$56,135	$39,869	$161,489	$65,007	$55,630	$39,778	$160,415
Less: Average goodwill (GAAP)		122	46	6,876	7,044	119	45	6,876	7,040	119	23	6,876	7,018
Average other intangibles (GAAP)		66	7	—	73	73	7	—	80	55	4	—	59
Add: Average deferred tax liabilities related to goodwill (GAAP)		1	1	370	372	—	—	370	370	—	—	368	368
Average tangible assets	C	$66,178	$55,562	$33,625	$155,365	$65,293	$56,083	$33,363	$154,739	$64,833	$55,603	$33,270	$153,706
Return on average total tangible assets	A/C	1.50%	1.40%	NM	1.15%	1.31%	1.54%	NM	1.17%	1.26%	1.66%	NM	1.16%
Efficiency ratio:													
Noninterest expense (GAAP)	D	$718	$213	$42	$973	$715	$217	$19	$951	$700	$209	$28	$937
Net interest income (GAAP)		799	360	(14)	1,145	799	371	(4)	1,166	788	372	—	1,160
Noninterest income (GAAP)		336	133	24	493	277	149	36	462	247	150	31	428
Total revenue (GAAP)	E	$1,135	$493	$10	$1,638	$1,076	$520	$32	$1,628	$1,035	$522	$31	$1,588
Efficiency ratio	D/E	63.28%	43.35%	NM	59.40%	66.43%	41.58%	NM	58.41%	67.62%	40.11%	NM	59.00%

		FOURTH QUARTER 2018				THIRD QUARTER 2018			
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:									
Net income	A	$193	$241	$31	$465	$207	$234	$2	$443
Less: Preferred stock dividends		—	—	15	15	—	—	7	7
Net income (loss) available to common stockholders	B	$193	$241	$16	$450	$207	$234	($5)	$436
Return on average total tangible assets:									
Average total assets (GAAP)		$64,187	$53,970	$39,575	$157,732	$62,974	$52,871	$39,779	$155,624
Less: Average goodwill (GAAP)		59	11	6,876	6,946	39	11	6,876	6,926
Average other intangibles (GAAP)		30	2	—	32	20	2	—	22
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	364	364	—	—	360	360
Average tangible assets	C	$64,098	$53,957	$33,063	$151,118	$62,915	$52,858	$33,263	$149,036
Return on average total tangible assets	A/C	1.19%	1.78%	NM	1.22%	1.31%	1.75%	NM	1.18%
Efficiency ratio:									
Noninterest expense (GAAP)	D	$723	$203	$25	$951	$686	$202	$22	$910
Net interest income (GAAP)		796	384	(8)	1,172	776	380	(8)	1,148
Noninterest income (GAAP)		265	140	16	421	258	140	18	416
Total revenue (GAAP)	E	$1,061	$524	$8	$1,593	$1,034	$520	$10	$1,564
Efficiency ratio	D/E	68.22%	38.73%	NM	59.69%	66.29%	38.83%	NM	58.20%

27

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)
(in millions, except ratio data)

		FOR THE NINE MONTHS ENDED SEPTEMBER 30,							
		2019				2018			
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:									
Net income (loss)	A	$666	$639	$36	$1,341	$574	$686	($4)	$1,256
Less: Preferred stock dividends		—	—	50	50	—	—	14	14
Net income (loss) available to common stockholders	B	$666	$639	($14)	$1,291	$574	$686	($18)	$1,242
Return on average total tangible assets:									
Average total assets (GAAP)		$65,624	$55,793	$39,927	$161,344	$61,857	$51,820	$39,805	$153,482
Less: Average goodwill (GAAP)		120	38	6,876	7,034	13	11	6,876	6,900
Average other intangibles (GAAP)		65	6	—	71	7	2	—	9
Add: Average deferred tax liabilities related to goodwill (GAAP)		1	—	370	371	—	—	358	358
Average tangible assets	C	$65,440	$55,749	$33,421	$154,610	$61,837	$51,807	$33,287	$146,931
Return on average total tangible assets	A/C	1.36%	1.53%	NM	1.16%	1.24%	1.77%	NM	1.14%
Efficiency ratio:									
Noninterest expense (GAAP)	D	$2,133	$639	$89	$2,861	$2,000	$610	$58	$2,668
Net interest income (GAAP)		2,386	1,103	(18)	3,471	2,268	1,113	(21)	3,360
Noninterest income (GAAP)		860	432	91	1,383	708	405	62	1,175
Total revenue (GAAP)	E	$3,246	$1,535	$73	$4,854	$2,976	$1,518	$41	$4,535
Efficiency ratio	D/E	65.71%	41.65%	NM	58.94%	67.20%	40.16%	NM	58.84%

28